EXHIBIT 99.1
------------


JONES LANG LASALLE

Real value in a changing world





                             INVESTOR PRESENTATION

                                 November 2009






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JONES LANG LASALLE - PAGE - 2:



FORWARD LOOKING STATEMENTS

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business", "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosures about Market Risks", "Cautionary Note Regarding Forward-Looking Statements" and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2008 and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.




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JONES LANG LASALLE - PAGE - 3:



                              JONES LANG LASALLE

                               VALUE PROPOSITION



      . A global firm with Corporate Outsourcing as a GROWTH OPPORTUNITY in the current environment

      . LaSalle Investment Management a VALUE DIFFERENTIATOR as a premium global real estate investment management business

      .     Demonstrated ability to adapt and deliver INNOVATIVE
            PRODUCTS AND SERVICES:  Energy and Sustainability,
            Value Recovery Services, etc.

      .     Fortified balance sheet for DIFFERENTIATED FINANCIAL
            STRENGTH from competitors


      G1                      G2                      G3

      Local and Regional      Global Corporate        Global Capital
      Service Operations      Solutions               Markets
      Execution               Counter Cyclical        Global Diversity


      G4                      G5

      LaSalle Investment      World Standard
      Management              Business Operations
      Annuity                 Operating Leverage




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JONES LANG LASALLE - PAGE - 4:



                              JONES LANG LASALLE

          LEADING REAL ESTATE SERVICES AND INVESTMENT MANAGEMENT FIRM


      . Provides comprehensive integrated real estate services and investment management expertise

      . Approximately 36,200 employees, including 22,100 whose costs are reimbursed by our clients

      .     750 locations in 60 countries

      .     Global brand diversified by geography and service offering



[ graphic indicating ]

                      Diversified Revenue by Service Line
                      -----------------------------------

                           Total 2008 = $2.7 billion
                           -------------------------

                  Money Management                    13%


                  Capital Markets                     11%


                  Investor Services                   37%

                  -     Valuations & Consulting       14%

                  -     Property Management            9%

                  -     Agency Leasing                14%


                  Occupier Services                   39%

                  -     Tenant Representation         13%

                  -     Project and Development
                        Services                      19%

                  -     Facility Mgmt.                 7%



                             Revenue by Geography
                             --------------------

                                               2008(1)        2007
                                               ----           ----
            Americas                            35%            29%
            EMEA                                32%            34%
            Asia Pacific                        20%            23%
            LaSalle Investment Mgmt.            13%            14%
                                               ---            ---
            Consolidated                       100%           100%
                                               ===            ===

            (1)  Includes Staubach revenue commencing July 11, 2008




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JONES LANG LASALLE - PAGE - 5:


                          LOCAL AND REGIONAL SERVICES

               OCCUPIER POSITION STRENGTHENED IN SHIFTING MARKET

-     RENTS FALLING
      Atlanta, Detroit, Edinburgh, Seoul, Toronto

      Chicago, Frankfurt, Philadelphia, Rome

      Boston, Denver, Los Angeles, New York

      Amsterdam, Berlin, Dallas, Madrid, Milan, San Francisco

      Stockholm, Washington DC

      Brussels, Dublin, Singapore

-     RENTS BOTTOMING OUT
      Beijing, Paris

      Shanghai

      Moscow, Tokyo

      Hong Kong, Mumbai

      London, Sydney

      Sao Paulo

-     RENTAL GROWTH ACCELERATING

-     RENTAL GROWTH SLOWING

      Q3 2008
      -------
-     RENTS FALLING
      Atlanta, Beijing, Chicago, Los Angeles, Madrid, Paris, Sao Paulo

      Dublin, Hong Kong

      Brussels, London, New York, Shanghai, Washington DC

      Sydney

      Detroit, Tokyo

-     RENTS BOTTOMING OUT
      Dallas, Philadelphia

-     RENTAL GROWTH ACCELERATING
      Seoul

      Berlin, Mexico City

-     RENTAL GROWTH SLOWING
      Edinburgh, Milan, Mumbai                              -------------
                                                            Asia-Pacific
      Frankfurt, Rome                                       EMEA
                                                            Americas
      Moscow, Toronto                                       -------------

      Stockholm

      Amsterdam, Boston, Denver, San Francisco, Singapore

Source:  Jones Lang LaSalle; LaSalle Investment Management
         As of Q3 2009


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JONES LANG LASALLE - PAGE - 6:



              LEASING REVENUE GROWTH WITH INCREASED MARKET SHARE

                      FY 2008 AND Q3 2009 LEASING REVENUE


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)


                                    FY 2008
                                    -------
                                                                  2008
                                                                Increase
                                2006-07               2007-08  (Decrease)
                                Increase             Increase   in Local
               2006     2007   (Decrease)   2008    (Decrease)  Currency
              ------   ------  ---------- --------- ---------- ----------

Americas      $194.5   $229.3      18%    $348.3(1)     52%

EMEA          $162.8   $226.9      39%    $246.7         9%         8%

Asia Pacific  $ 87.3   $126.2      45%    $132.7         5%         6%

Consolidated  $444.6   $582.4      31%    $727.8(1)     25%        25%


(1) Includes Staubach




                                    Q3 2009
                                    -------
                                                                 2008-09
                                                                Increase
                                                  2008-09      (Decrease)
                                                  Increase      in Local
                               2008     2009     (Decrease)     Currency
                              ------   ------    ----------    ----------

Americas                      $ 97.5   $120.2        23%

EMEA                          $ 63.0   $ 36.0       (43%)        (37%)

Asia Pacific                  $ 32.6   $ 25.7       (21%)        (19%)

Consolidated                  $193.1   $181.9        (6%)         (4%)






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JONES LANG LASALLE - PAGE - 7:



                          GLOBAL CORPORATE SOLUTIONS

              A GLOBAL LEADER IN REAL ESTATE OUTSOURCING SERVICES

[ graphic indicating ]


                        CLIENT RELATIONSHIP MANAGEMENT

      Transaction Management              Corporate Finance / CMG

      Lease Administration                Project Management

      Integrated Facility Management      Strategic Consulting

      Energy & Sustainability Services



STRONG CONTRIBUTION TO GROWTH AND PROFITABILITY:

..     Ongoing success with corporate relationships

      -     35 new contractual relationships YTD 2009

      -     24 expanded relationships with existing clients YTD 2009

      -     Additional 150 million square feet of facilities management

            -     30% increase from December 2008

..     Leveraging the investment in our global platform

      - Leverage U.S.-based outsourcing to drive global market share gain

      -     Growing middle market opportunities

      - Contributing to 7% YTD 2009 Management Services revenue growth over 2008

      -     Key wins expand sector opportunities



-------------------------------------------------------------------------

LONG STANDING            2008             2009
CLIENTS                 KEY WIN         KEY WINS            RFP PIPELINE
-------------------------------------------------------------------------

ELI LILLY                               AMGEN               Further sector
                                                            opportunities
GSK                     PFIZER          ASTRA ZENECA        with new and
                                                            existing
SCHERING-PLOUGH                         MERCK               clients

-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 8:


                          GLOBAL CORPORATE SOLUTIONS

     LEADING POSITION WITH UNIQUE EXPERTISE ACROSS SERVICES & GEOGRAPHIES


[ graphic / pie chart indicating ]

      .     EMEA              16%
      .     Asia Pacific      24%
      .     Americas          60%


..     Outsourcing historically U.S. sourced for U.S. based multinationals

..     Staubach client relationships accelerating U.S. market share gain

..     Highest margin contribution from Americas given scale

..     EMEA and Asia Pacific RFP activity growing; U.S. outsourcing trend remains strong

Note: Pie chart represents geographical allocation of 2008 Occupier
      Services Revenue (Facilities Mgmt., Proj. & Development Services and Tenant Rep.)

------------------------------------------------------------------------

                             --------------------
                             35 NEW YTD 2009 WINS
                             --------------------


Americas
--------
Amgen
Diageo
Grupo Salinas
Merck
Microsoft
MITRE
SunTrust
T-Mobile
.... and others


Global / Multi-regional
-----------------------
AstraZeneca
Iron Mountain
France Telecom
Philips
Pfizer
Smith Group plc
Volkswagen
.... and others


Asia Pacific
------------
Applied Materials
Ericsson
Intel
Nokia
.... and others




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JONES LANG LASALLE - PAGE - 9:


             INTEGRATED SUSTAINABILITY SERVICES AND BEST PRACTICES

            ENERGY CONSERVATION AND COST SAVINGS A GROWING PRIORITY


MAKING AN IMPACT
----------------

..     Over 500 LEED Accredited Professionals


..     Managed 73 LEED projects, totaling over 35 million square feet

- LEED consultant for 2 of first 3 properties to be LEED EB Platinum certified; Beacon Capital and McDonald's
      Corporation


..     Documented $95 million in energy savings for clients including:

      ------------------------------------------------------------
      Xerox             Sun Microsystems        Coca-Cola

      Bank of America   Motorola
      ------------------------------------------------------------


..     Reduced 438,000 tons of greenhouse gas emissions

            - Equivalent to the emissions of nearly 50 million gallons of gasoline consumption


      .     Provided 20,000 facilities with specialized energy services


      . Leading development of global sustainability guidelines for Global Reporting Initiative


------------------------------------------------------------------------


[ Empire State Building graphic indicating ]


                              5 PARTNER COMPANIES

                      60+ ENERGY-EFFICIENCY IDEAS VETTED

                         8 FINAL PROJECTS RECOMMENDED

                        8 MOS. ITERATIVE DESIGN PROCESS

                          $4.4M ANNUAL ENERGY SAVINGS

                             38% ENERGY REDUCTION


      "I chose Ray Quartararo and Jones Lang LaSalle because of our successful history together taking on and figuring out difficult projects and the company's deep sustainability expertise and track record."

                              --    Anthony E. Malkin
                                    Building Owner
                                    Empire State Building Company



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JONES LANG LASALLE - PAGE - 10:



                      CAPITAL MARKETS AND HOTELS REVENUE

    YEAR ON YEAR COMPARISONS REFLECT REVENUE DECLINES SLOWING OR REVERSING



[ Graphics indicating ]

($ in millions; % in Local Currency terms)



                       Q3         2009-08            Q2         2009-08
                  ------------   Increase       ------------   Increase
                  2009    2008  (Decrease)      2009    2008  (Decrease)
                  ----    ----  ----------      ----    ----  ----------

Americas           8.1    21.3       (62%)       5.6    16.5       (66%)

EMEA              30.2    45.9       (27%)      22.7    50.8       (55%)

Asia Pacific      14.9    14.3         3%        9.5    14.9       (25%)

Consolidated      53.2    81.5       (31%)      38.0    81.5       (47%)






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JONES LANG LASALLE - PAGE - 11:



                   CAPITAL MARKETS - VALUE RECOVERY SERVICES

           ADVISING CLIENTS NAVIGATING A DIFFICULT ECONOMIC CLIMATE



                            VALUE RECOVERY SERVICES

                     -------------------------------------
                             Financial Institution
                               Owners/Investors
                                  Government
                               Special Servicers
                                 Hotel Owners
                     -------------------------------------


------------------------------            ------------------------------
Providing advice to a major               Appointed by administrator to
bank for an extensive                     sell a U.K. shopping center
property portfolio in the U.K.            totaling 1 million square feet
and continental Europe                    of retail and leisure space
------------------------------            ------------------------------


------------------------------            ------------------------------
Won 17 Asia Pacific mandates,             Advising financial institution
incl. an exclusive mandate in             on portfolio of property assets
Singapore to refinance/priva-             in Thailand
tize a prime property fund
------------------------------            ------------------------------


------------------------------            ------------------------------
Selling $250 million portfolio            Providing receivership,
of U.S. asset backed B notes              management and leasing services
for European financial                    for 20 assignments across
institution                               the U.S.
------------------------------            ------------------------------


------------------------------            ------------------------------
Closed on $57 million of                  Advising on strategy and
note sales for Morgan Stanley             subsequent disposition of $1.3
of New York                               billion loan portfolio in the
                                          U.S.
------------------------------            ------------------------------





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JONES LANG LASALLE - PAGE - 12:



                         LASALLE INVESTMENT MANAGEMENT

      PREMIER GLOBAL INVESTMENT MANAGER - SAFE HANDS IN A STRESSED SECTOR



   ------------------------------------------------------------------------
                                   OVERVIEW
   ------------------------------------------------------------------------

  . Over 25 years real estate investment experience in Europe and North America, and investing in Asia Pacific for 10 years

  . Over 300 institutional investors worldwide - investor base over 90% institutional

  . Operating in major markets across North America, Europe and Asia Pacific

  . More than 700 people based in 24 offices in 16 countries around the world



   ------------------------------------------------------------------------
                              CURRENT PRIORITIES
   ------------------------------------------------------------------------

  .   Stay close to our clients - constant communication and no surprises

  .   Reinforce asset management teams - bolstering performance is job #1

  .   Execute targeted fund raising programs

  .   Respond aggressively to weakness in competitor performance

  . Estimated buying power of $8-$10 billion available when market stabilizes (1)

   ------------------------------------------------------------------------

      -----------------------             -----------------------
      2008 Global PERE Awards             EUROMONEY
      -----------------------             -----------------------
      Global Firm of the Year             Real Estate Awards 2009
      -----------------------             -----------------------


  (1) Estimated buying power as of September 30, 2009 and includes leverage





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JONES LANG LASALLE - PAGE - 13:



                         LASALLE INVESTMENT MANAGEMENT

     PROFITABLE ADVISORY FEES SUPPORT BUSINESS THROUGH CHALLENGING MARKET

($ in millions)


[ Graphics indicating ]


                        2004      2005      2006         2007      2008
                       ------    ------    ------       ------    ------

                       $150.4    $202.7    $384.3(1)    $370.8    $351.8

Advisory Fees          $101.4    $127.9    $178.1       $245.1    $277.9

Equity Earnings        $ 17.0    $ 11.8    $  7.1       $  9.7

Incentive and
  Transaction Fees     $ 32.0    $ 63.0    $199.2       $116.0    $ 78.1

Operating Income       $ 31.8    $ 50.2    $124.4       $112.0    $ 81.9

AUM                   $24.1 B   $29.8 B    $40.6 B     $49.7 B   $46.2 B


  Note:  AUM data reported on one quarter lag



------------------------------------------------------------------------
                                       Q3 2009           Q3 2008
------------------------------------------------------------------------

ADVISORY FEES (2)                   $61.2 million     $71.0 million
------------------------------------------------------------------------

AUM                                 $37.6 billion     $52.7 billion
------------------------------------------------------------------------

ANNUALIZED ANNUITY FEES
as a % of AUM                           0.65%             0.54%
------------------------------------------------------------------------

      Advisory fees NOI, contractual or equity-based; typically more stable than Assets Under Management which are impacted at least quarterly by market fluctuations



  (1) Includes $112.5m incentive fee from a single client

  (2) Q3 YTD Advisory Fees = $180 million





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JONES LANG LASALLE - PAGE - 14:



                           2009 YEAR TO DATE UPDATE

                       SEASONAL QUARTERLY REVENUE GROWTH



($ in millions)

                              Q1 to Q2                Q2 to Q3
                              Increase                Increase
                    Q1       (Decrease)     Q2       (Decrease)     Q3
                  ------     ----------   ------     ----------   ------

Consolidated (1)  $494.2         17%      $576.1          3%      $595.3

Americas          $199.6         25%      $248.6         (4%)     $238.8

EMEA              $120.8         18%      $142.9          8%      $154.2

Asia Pacific      $104.8         14%      $119.3         14%      $136.4

LIM (1)           $ 66.2         (4%)     $ 63.7          3%      $ 65.9




  (1)  Excludes Equity Losses




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JONES LANG LASALLE - PAGE - 15:



               AGGRESSIVE ACTIONS IMPROVE BALANCE SHEET POSITION

     REDUCED SPENDING AND STRONG CASH GENERATION DRIVE NET DEBT REPAYMENT

($ in millions)

                                            2009             2008
                                          --------    ------------------
                                          Jan-Sept    Jan-Sept   Oct-Dec
                                          --------     -------   -------

Net Cash from/(Used in) Operations           $ 44       $(113)     $146

PRIMARY USES OF CASH
--------------------
  Capital Expenses (1)                        (31)        (72)      (32)
  Acquisitions & Deferred
    Payment Obligations                       (15)       (283)      (66)
  Co-Investment                               (26)        (37)       (5)
  Dividends                                    (4)        (17)       (9)
                                            -----       -----     -----

NET CASH OUTFLOWS                             (76)       (409)     (112)

  Net Share Issuance
    & Other Financing                         192           4        19
                                            -----       -----     -----
NET DEBT REPAY-
  MENT/(BORROWING)                          $ 160       $(518)    $  53
                                            =====       =====     =====


------------------------------------------------------------------------
                                    KEY COVENANT RATIOS
INVESTMENT GRADE RATED              as of September 30, 2009
------------------------------------------------------------------------

Moody's                             Leverage Ratio                2.19x
  Baa2 (Stable Outlook)             Maximum                       3.75x

S&P:                                INTEREST COVERAGE RATIO       3.28x
  BBB- (Stable Outlook)             Minimum                       2.00x
------------------------------------------------------------------------


 (1) 2009 YTD Q3 capital expenditures net of tenant improvement allowances received were $25 million






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JONES LANG LASALLE - PAGE - 16:



           STRENGTHEN CAPITAL STRUCTURE TO POSITION FOR OPPORTUNITY

        AMENDED CREDIT FACILITIES; FOLLOW-ON COMMON STOCK ISSUANCE (1)



      STRENGTH
      --------

      . Differentiated financial strength among private and public global real estate service providers

            - Investment grade rated; Moody's Baa2 (Stable Outlook), S&P BBB- (Stable Outlook)

            - Demonstrates strong balance sheet to Corporate and LIM clients seeking long-term partner

      .     Positioned for absolute client focus in any economic scenario

      .     LaSalle Investment Management; safe pair of hands vs.
            competitors in stressed environment


      OPPORTUNITY
      -----------

      .     Capitalize on industry recovery

      . Flexibility to acquire small, premium teams that will strengthen our competitive position

      .     Positioned to grow LaSalle Investment Management


  (1) $228 million gross proceeds; net $218 million net proceeds after underwriting discount and commissions





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JONES LANG LASALLE - PAGE - 17:


                      WORLD STANDARD BUSINESS OPERATIONS


     ---------------------------------------------------------------------
        Setting the Industry Standard for Real Estate Service Companies
     ---------------------------------------------------------------------


JONES LANG LaSALLE IS A LEADING REAL ESTATE SERVICES BRAND:

..     DOMINANT GLOBAL PLATFORM

      -     Approximately 180 offices in over 60 countries worldwide

      -     Research-driven global investment management business

      -     Client demands for global expertise satisfied by few providers


..     POSITIONED FOR SHORT AND LONG TERM SUCCESS

      - Premier and expanding position in the corporate outsourcing space

      -     Expand share in local markets

      -     Leading global investment management business


..     SOLID FINANCIAL STRENGTH AND POSITION

      -     Diversified revenues by region and by service line

      -     Solid balance sheet with investment-grade ratings

      - Strong global platform positioned for opportunity & market recovery


            EUROMONEY                     2009 WORLD'S MOST
            REAL ESTATE AWARDS 2009       ETHICAL COMPANIES
                                          www.ETHISPHERE.COM

            2008 FORBES                   ENERGY STAR AWARD 2007
            THE PLATINUM LIST             PARTNER OF THE YEAR

            2009 FORTUNE                  HEWITT BEST EMPLOYERS
            WORLD'S MOST ADMIRED          IN MIDDLE EAST 2009
            COMPANIES

            2008 GLOBAL
            PERE AWARDS
            GLOBAL FIRM OF THE YEAR





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JONES LANG LASALLE - PAGE - 18:




                                   APPENDIX






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JONES LANG LASALLE - PAGE - 19:


                         LASALLE INVESTMENT MANAGEMENT

                            ASSETS UNDER MANAGEMENT


------------------------------------------------------------------------
Description           Q3 2009 Statistics *      Typical Fee Structure
------------------------------------------------------------------------

SEPARATE ACCOUNT      . $16.4 billion of        . Advisory fees
MANAGEMENT              assets under            . Transaction fees
(Firm's co-invest-      management              . Incentive fees
ment = $21.8MM)         (34% decline from       . Equity earnings
                        2008)
------------------------------------------------------------------------

FUND MANAGEMENT       . $16.2 billion of        . Advisory fees
(Firm's co-invest-      assets under            . Incentive fees
ment = $133.8MM)        management              . Equity earnings
                        (14% decline from
                        2008)
------------------------------------------------------------------------

PUBLIC SECURITIES     . $5.0 billion of         . Advisory fees
(Firm's co-invest-      assets under
ment = $0.1MM)          management
                        (44% decline from
                        2008)
------------------------------------------------------------------------

   *  AUM data reported on one quarter lag


              --------------------------------------------------
                    Assets Under Management = $37.6 billion
              --------------------------------------------------






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JONES LANG LASALLE - PAGE - 20:



           STRENGTHEN CAPITAL STRUCTURE TO POSITION FOR OPPORTUNITY

                             TWO-PRONGED APPROACH



      . Credit facilities amended for additional operating and financial flexibility

            - Maintained $865 million total unsecured borrowing capacity(1) and June 2012 maturity

            -     Additional restructuring and non-cash charge exclusions

            -     Leverage Ratio increased to 3.75x through March 2011

            -     Amendments closed June 2009

      . $228 million gross proceeds from follow-on common stock issuance(2)

            - Proceeds used to pay down outstanding debt on credit facilities

            -     6.5 million common shares issued

            -     Investment grade rated

                  -     Moody's:  Baa2 (Stable Outlook)

                  -     S&P:  BBB- (Stable Outlook)


      (1)   Total borrowing capacity was $855 million as of September 30,
            2009

      (2) Net proceeds of $218 million after underwriting discount and commissions






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JONES LANG LASALLE - PAGE - 21:



                           CAPITAL AND BANK ACTIONS

                    SIMULTANEOUS ACTIONS TAKEN WITH LENDERS



EQUITY ISSUANCE
---------------

----------------------------------------------------------------------
Shares Sold       6,500,000

                                       Per Share          Total
                                       ---------      ------------

Public Offering Price                  $   35.00      $227,500,000

Underwriting Discount                  $    1.49      $  9,668,750
                                       ---------      ------------

Proceeds to Company                    $   33.51      $217,831,250

----------------------------------------------------------------------


DEBT AMENDMENTS
---------------

..     Amendments provide additional operating and financial flexibility;
      closed June 2009

..     Allowable EBITDA add-backs

      -     $25M of additional restructuring charges

      - $100M of non-cash co-investment charges, as well as full exclusion of goodwill impairments

..     Maximum Leverage Ratio increased to 3.75x through March 2011:

            Debt
            ---------------
            Adjusted EBITDA

      -     3.50x for the two quarters ending September 30, 2011
      -     3.25x thereafter

..     Cash Interest Coverage Ratio amended to include depreciation add-back:

            EBITDA + Rents
            ---------------------
            Cash Interest + Rents


STATUS OF FACILITIES
--------------------

..     Maturity remains June 2012

..     No reduction of borrowing capacity and facilities remain unsecured

..     Post amendment pricing of 4.25%





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JONES LANG LASALLE - PAGE - 22:



           LOWER CAPITAL MARKETS REVENUE REFLECTS CHALLENGING MARKET

                  FY 2008 Capital Markets and Hotels revenue


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)



                                                                  2007-08
                                                                 Increase
                                  2006-07             2007-08   (Decrease)
                                 Increase            Increase    In Local
                2006    2007    (Decrease)   2008   (Decrease)   Currency
               ------  ------   ----------  ------  ----------  ----------

Americas       $ 89.3  $105.2       18%     $ 47.6     (55%)

EMEA           $288.9  $347.3       20%     $195.8     (44%)       (43%)

Asia
  Pacific      $ 64.5  $105.4(1)    63%     $ 53.4     (49%)       (48%)

Consolidated   $442.7  $557.8(1)    26%     $296.8     (47%)       (46%)


  (1)  Excludes Asia Pacific Hotels advisory fee






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JONES LANG LASALLE - PAGE - 23:


                  STAUBACH ACQUISITION - TRANSACTION OVERVIEW


..     JONES LANG LaSALLE AND THE STAUBACH COMPANY CLOSED THE TRANSACTION
      TO MERGE OPERATIONS ON JULY 11, 2008

      - Staubach to receive guaranteed payments of $613 million, plus additional earn out opportunities of up to $114 million based on performance milestones

            -     $223 million consideration at close

                  - $123 million paid in cash, $100 million paid in Jones Lang LaSalle stock

            - $390 million of deferred payments (present value $339 million)

                  - 1st payment = $78m (August 2010), 2nd payment = $156m (August 2011), 3rd payment = $156m (August
                        2013) (1)

      - Approximately $8 million of intangible asset amortization remaining

            - Less than $1 million anticipated for the remainder of 2009

      - Less than $1 million of remaining P&L integration expense expected in 2009



(1) 1st and 2nd payments can be deferred an additional 12 months each based on performance